                                                                    Exhibit 10.5

================================================================================

                     MASTER LEASE NO. 2 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 2 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 2 AMENDMENT AGREEMENT (hereinafter this "Agreement") is dated as of the 30 day of June, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated May 14, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 2 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or

(iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa,
(d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B of the Lease is hereby deleted from the Lease.

     3. Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall for the period from July 1, 2003 through April 30, 2004, be equal to Forty-Two Million Two Hundred Eleven Thousand Two Hundred Ninety-Nine and 44/100 Dollars ($42,211,299.44) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means June 30, 2003."

     5. Certain Section 16.1(a) Defaults. Relative to Section 16.1(a) of the Lease, Tenant agrees that the provisions of Section 5(b) of the Sale/Amendment Agreement are binding upon Tenant, and Section 16.1(a) of the Lease is hereby amended to incorporate into such Section 16.1(a) the terms of such Section 5(b) and the obligations of Tenant referenced in such Section 5(b).

     6. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     7. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule 19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Term shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     8. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (l) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

        (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 10Q or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten
(10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.4, Section 26.5 and Section 26.6:

     "Section 26.4 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.5 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.6 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     9. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the
Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was applicable to such Master Lease Leased Property as of the Lease Amendment Date, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 between Lessor and Tenant."

     10. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     11. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

     12. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     13. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     14. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     15. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     16. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     17. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     18. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     19. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                   TENANT:

                                   KINDRED HEALTHCARE, INC., a
                                   Delaware corporation formerly known as
                                   Vencor, Inc.


                                   By: /s/ Joseph L. Landenwich
                                       --------------------------------
                                   Name: Joseph L. Landenwich
                                   Title: Vice President of Corporate Legal
                                          Affairs and Corporate Secretary


                                   TENANT:

                                   KINDRED HEALTHCARE OPERATING,
                                   INC., a Delaware corporation formerly known as Vencor Operating, Inc.


                                   By: /s/ Joseph L. Landenwich
                                       --------------------------------
                                   Name: Joseph L. Landenwich
                                   Title: Vice President of Corporate Legal
                                          Affairs and Corporate Secretary


                                   LESSOR:

                                   VENTAS REALTY, LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                   By: Ventas, Inc., a Delaware corporation,
                                       its general partner


                                   By: /s/ T. Richard Riney
                                       --------------------------------
                                       T. Richard Riney, Executive Vice
                                       President, General Counsel and
                                       Secretary

                                     CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended


By: /s/ James S. Ely, III
    ------------------------
    Name: James S. Ely, III
    Title: Managing Director

STATE OF NEW YORK      )
                       )
COUNTY OF NEW YORK     )

     This 26th day of June, 2003, personally came before me James Henderson, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK,
a                               corporation, and that the seal affixed to the
  -----------------------------
foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said James S. Ely, III acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this 26th day of June, 2003.


                                   /s/ James F. Henderson
                                   ------------------------------------
                                   Notary Public


My Commission Expires: November 30, 2005


-------------------------------
[Notarial Stamp/Seal]

                                  ATTACHMENT 1

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages

-----------------------------------------------------------------------------------
                                                                      Percentage of
                                                         Base Rent    Master Lease
Facility                                                Commencing     Commencing
   ID                   Facility Name                  July 1, 2003   July 1, 2003
-----------------------------------------------------------------------------------
   111     Rolling Hills Health Care Center              371,436.44       0.8799%
-----------------------------------------------------------------------------------
   136     LaSalle Healthcare Center                     182,179.90       0.4316%
-----------------------------------------------------------------------------------
   168     Lakewood Healthcare Center                    697,238.22       1.6518%
-----------------------------------------------------------------------------------
   216     Hillcrest Rehab Care Center                   922,212.49       2.1848%
-----------------------------------------------------------------------------------
   222     Nampa Care Center                             622,026.52       1.4736%
-----------------------------------------------------------------------------------
   223     Weiser Rehab & Care Center                    287,890.17       0.6820%
-----------------------------------------------------------------------------------
   278     Oakview Nursing & Rehab Center                492,015.84       1.1656%
-----------------------------------------------------------------------------------
   282     Maple Manor Healthcare Center                 471,350.80       1.1166%
-----------------------------------------------------------------------------------
   289     San Luis Medical & Rehab Center               568,815.51       1.3475%
-----------------------------------------------------------------------------------
   294     Windsor Estates Health & Rehab Center         779,758.96       1.8473%
-----------------------------------------------------------------------------------
   320     Magnolia Gardens Care Center                  741,035.60       1.7555%
-----------------------------------------------------------------------------------
   407     Parkwood Health Care Center                   434,672.84       1.0298%
-----------------------------------------------------------------------------------
   420     Maywood Acres Healthcare Center               343,754.57       0.8144%
-----------------------------------------------------------------------------------
   508     Crawford Skilled Nursing & Rehab Center       594,530.70       1.4085%
-----------------------------------------------------------------------------------
   513     Hallmark Nursing & Rehab Center               230,284.03       0.5456%
-----------------------------------------------------------------------------------
   532     Hillcrest Nursing Center                      524,504.49       1.2426%
-----------------------------------------------------------------------------------
   534     Country Gardens Skilled. Nursing & Rehab      490,427.22       1.1618%
-----------------------------------------------------------------------------------
   545     Eastside Rehab & Living Center                574,747.39       1.3616%
-----------------------------------------------------------------------------------
   549     Kennebunk Nursing Center                      533,953.66       1.2650%
-----------------------------------------------------------------------------------
   565     Hamilton Rehab & Healthcare Center            226,363.64       0.5363%
-----------------------------------------------------------------------------------
   578     West Lafayette Rehab & Nursing Center         401,492.25       0.9511%
-----------------------------------------------------------------------------------
   584     Franklin Skilled. Nursing & Rehab Center      337,023.49       0.7984%
-----------------------------------------------------------------------------------
   592     Greenbriar Terrace Healthcare               2,543,902.86       6.0266%
-----------------------------------------------------------------------------------
   634     Cambridge Health & Rehab Center             1,064,888.49       2.5228%
-----------------------------------------------------------------------------------
   641     Torrey Pines Care Center                      100,794.66       0.2388%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                      Percentage of
                                                         Base Rent    Master Lease
Facility                                                Commencing     Commencing
   ID                   Facility Name                  July 1, 2003   July 1, 2003
-----------------------------------------------------------------------------------
   690     Wasatch Valley Rehabilitation                 496,550.83       1.1763%
-----------------------------------------------------------------------------------
   706     Guardian Care of Henderson                    260,612.76       0.6174%
-----------------------------------------------------------------------------------
   711     Kinston Rehab and Healthcare Center           555,693.51       1.3165%
-----------------------------------------------------------------------------------
   726     Guardian Care of Elizabeth City               460,774.77       1.0916%
-----------------------------------------------------------------------------------
   743     Desert Life Rehab & Care Center               686,863.25       1.6272%
-----------------------------------------------------------------------------------
   744     Cherry Hills Health Care Center               794,327.90       1.8818%
-----------------------------------------------------------------------------------
   766     Colonial Manor Medical & Rehab Center         607,649.19       1.4395%
-----------------------------------------------------------------------------------
   780     Columbus Health & Rehab Center              1,119,667.62       2.6525%
-----------------------------------------------------------------------------------
   804     Rehab & Health Center of Birmingham           691,060.09       1.6371%
-----------------------------------------------------------------------------------
   822     Primacy Healthcare & Rehab Center           1,282,643.57       3.0386%
-----------------------------------------------------------------------------------
   826     Harbour Point Med. & Rehab Center             346,406.02       0.8206%
-----------------------------------------------------------------------------------
   842     Bay Pointe Medical & Rehab Center             479,740.62       1.1365%
-----------------------------------------------------------------------------------
  1224     Health Havens Nursing & Rehab Center          304,239.52       0.7208%
-----------------------------------------------------------------------------------
  1226     Homestead Health Center                       405,951.51       0.9617%
-----------------------------------------------------------------------------------
  1228     Lafayette Nursing & Rehab Center            1,305,488.55       3.0927%
-----------------------------------------------------------------------------------
           Kindred Hospital Bay Area St.
  4611     Petersburg Campus                           2,572,890.96       6.0953%
-----------------------------------------------------------------------------------
  4612     Kindred Hospital Kansas City                2,283,937.33       5.4107%
-----------------------------------------------------------------------------------
  4615     Kindred Hospital Sycamore                   2,208,811.75       5.2327%
-----------------------------------------------------------------------------------
           Kindred Hospital - Tarrant County
  4653     (Fort Worth Southwest Campus)                 756,750.93       1.7928%
-----------------------------------------------------------------------------------
           Kindred Hospital (Houston
  4654     Northwest Campus)                           1,216,166.24       2.8811%
-----------------------------------------------------------------------------------
  4668     Kindred Hospital Ft. Worth                    833,807.95       1.9753%
-----------------------------------------------------------------------------------
  4674     Kindred Hospital - Central Tampa            2,405,810.97       5.6994%
-----------------------------------------------------------------------------------
  4677     Kindred Hospital Metro Detroit                977,431.43       2.3156%
-----------------------------------------------------------------------------------
  4807     Kindred Hospital Ontario                    4,620,721.43      10.9466%
-----------------------------------------------------------------------------------

           Total Master Lease 2                       42,211,299.44     100.0000%
                                                      =============================

                                  ATTACHMENT 2

                                    EXHIBIT D
                                 Renewal Groups

                                 Master Lease #2

-------------------------------------------------------------------------------------------------------------------
                                                                                   Lease Expiration   Renewal Group
     Facility ID              Name                            City         State        Date             Number
-------------------------------------------------------------------------------------------------------------------
1       4807       Kindred Hospital Ontario               Ontario            CA     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
2       4615       Kindred Hospital - Sycamore            Sycamore           IL     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
3       4612       Kindred Hospital - Kansas City         Kansas City        MO     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
4        222       Nampa Care Center                      Nampa              ID     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
5        513       Hallmark Nursing & Rehab. Ctr          New Bedford        MA     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
6        592       Greenbrier Terrace Healthcare          Nashua             NH     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
7        842       Bay Pointe Medical & Rehab. Centre     Virginia Beach     VA     April 30, 2013         #1
-------------------------------------------------------------------------------------------------------------------
8       4611       Kindred Hospital - St. Petersburg      St. Petersburg     FL     April 30, 2008         #2
-------------------------------------------------------------------------------------------------------------------
9        545       Eastside Rehab. and Living Center      Bangor             ME     April 30, 2008         #2
-------------------------------------------------------------------------------------------------------------------
10       549       Kennebunk Nursing Center               Kennebunk          ME     April 30, 2008         #2
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                   Lease Expiration   Renewal Group
     Facility ID                 Name                         City         State         Date            Number
------------------------------------------------------------------------------------------------------------------
11       711       Guardian Care of Kinston               Kinston            NC     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
12      1224       Health Havens Nursing & Rehab. Ctr.    E. Providence      RI     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
13       826       Harbour Pointe Med. & Rehab. Ctr.      Norfolk            VA     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
14       320       Magnolia Gardens Care Center           Burlingame         CA     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
15       216       Hillcrest Rehab. Care Center           Boise              ID     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
16       407       Parkwood Health Care Center            Lebanon            IN     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
17       278       Oakview Nursing & Rehab. Ctr.          Calvert City       KY     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
18       822       Primacy Healthcare & Rehab Ctr.        Memphis            TN     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
19       690       Wasatch Valley Rehabilitation          Salt Lake City     UT     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
20       641       Torrey Pines Care Center               Las Vegas          NV     April 30, 2008         #2
------------------------------------------------------------------------------------------------------------------
21      4677       Kindred Hospital - Metro Detroit       Detroit            MI     April 30, 2010         #4
------------------------------------------------------------------------------------------------------------------
22      4654       Kindred Hospital (Houston
                   Northwest Campus)                      Houston            TX     April 30, 2010         #4
------------------------------------------------------------------------------------------------------------------
23       223       Weiser Rehabilitation and Care Ctr.    Weiser             ID     April 30, 2010         #4
------------------------------------------------------------------------------------------------------------------
24       111       Rolling Hills Health Care Center       New Albany         IN     April 30, 2010         #4
------------------------------------------------------------------------------------------------------------------
25       294       Windsor Estates Health & Rehab. Ctr .  Kokomo             IN     April 30, 2010         #4
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                   Lease Expiration   Renewal Group
     Facility ID                 Name                         City         State         Date            Number
------------------------------------------------------------------------------------------------------------------
26       780       Columbus Health & Rehab. Center        Columbus           IN     April 30, 2010         #4
-------------------------------------------------------------------------------------------------------------------
27       282       Maple Manor Healthcare Center          Greenville         KY     April 30, 2010         #4
-------------------------------------------------------------------------------------------------------------------
28       136       LaSalle Healthcare Center              Durham             NC     April 30, 2010         #4
-------------------------------------------------------------------------------------------------------------------
29       706       Guardian Care of Henderson             Henderson          NC     April 30, 2010         #4
-------------------------------------------------------------------------------------------------------------------
30       726       Guardian Care of Elizabeth City        Elizabeth City     NC     April 30, 2010         #4
-------------------------------------------------------------------------------------------------------------------
31      4653       Kindred Hospital - Tarrant County
                   (Fort Worth Southwest Campus)          Ft. Worth          TX     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
32      4668       Kindred Hospital Ft. Worth             Ft. Worth          TX     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
33       743       Desert Life Rehab. & Care Center       Tucson             AZ     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
34       420       Maywood Acres Healthcare Center        Oxnard             CA     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
35       744       Cherry Hills Health Care Center        Englewood          CO     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
36       578       West Lafayette Rehab. & Nsg. Ctr.      West Lafayette     OH     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
37       634       Cambridge Health & Rehab. Center       Cambridge          OH     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
38       168       Lakewood Healthcare Center             Lakewood           WA     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
39       289       San Luis Medical & Rehab. Center       Greenbay           WI     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------
40       766       Colonial Manor Medical & Rehab. Ctr.   Wausau             WI     April 30, 2010         #5
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                   Lease Expiration   Renewal Group
     Facility ID                Name                         City          State        Date              Number
-------------------------------------------------------------------------------------------------------------------
41      4674       Kindred Hospital - Central Tampa       Tampa              FL    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
42       804       Rehab. & Health Ctr. of Birmingham     Birmingham         AL    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
43       565       Hamilton Rehab. & Healthcare Center    Norwich            CT    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
44      1226       Homestead Health Center                Stamford           CT    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
45      1228       Lafayette Nsg. & Rehab. Ctr.           Fayetteville       GA    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
46       508       Crawford Skilled Nsg. & Rehab. Ctr.    Fall River         MA    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
47       532       Hillcrest Nursing Home                 Fitchburg          MA    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
48       534       Country Gardens Sk. Nsg. & Rehab.      Swansea            MA    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------
49       584       Franklin Sk. Nsg. & Rehab. Center      Franklin           MA    April 30, 2010          #6
-------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #2

------------------------------------------------------------------------------------------------------
                                                                   Lease
Facility ID                  Facility Name                      Expiration    Rent After Lease Renewal
------------------------------------------------------------------------------------------------------
   4611       Kindred Hospital Bay Area St. Petersburg Campus    30-Apr-08    May 1, 2008   2,287,230
------------------------------------------------------------------------------------------------------
   4615       Kindred Hospital Sycamore                          30-Apr-13    May 1, 2013   2,323,070
------------------------------------------------------------------------------------------------------
   4674       Kindred Hospital - Central Tampa                   30-Apr-10    May 1, 2010   1,881,473
------------------------------------------------------------------------------------------------------

                                        1